UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): April 11, 2006

JPMORGAN CHASE & CO.
(Exact name of registrant as specified in its charter)

Delaware	1-5805	13-2624428
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

270 Park Avenue, New York, NY		10017
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 270-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On April 11, 2006, JPMorgan Chase & Co. (“JPMorgan Chase”) sent a memorandum to the investment community discussing enhancements to its financial disclosure that became effective January 1, 2006, and will be reflected in its first quarter 2006 financial results. These changes are intended to reflect more closely the manner in which JPMorgan Chase’s business segments are managed effective with the first quarter of 2006 and to provide improved comparability of the Firm’s results with that of its competitors.

A copy of JPMorgan Chase’s memorandum to the investor community is attached hereto and is being furnished as Exhibit 99.1, and a copy of the supplemental 2005 financial information reflecting those disclosure enhancements is attached hereto and is being furnished as Exhibit 99.2.

Exhibits 99.1 and 99.2 are being furnished pursuant to Item 7.01, and the information contained therein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities under that Section. Furthermore, the information in Exhibits 99.1 and 99.2 shall not be deemed to be incorporated by reference into the filings of the Firm under the Securities Act of 1933.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit Number	Description of Exhibit

99.1	Memorandum to the Investor Community
99.2	Revised Supplemental 2005 Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPMORGAN CHASE & CO.
(Registrant)

By: /s/ Joseph L. Sclafani
Joseph L. Sclafani

Executive Vice President and Controller
[Principal Accounting Officer]

Dated: April 11, 2006

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Memorandum to the Investor Community
99.2	Revised Supplemental 2005 Financial Information

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